August 9th, 2016 3rd Quarter Conference Call Private & Confidential

2 Agenda  Quarterly Overview & Operating Highlights Omar Asali, President and CEO  Questions & Answers Omar Asali, President and CEO George Nicholson, Chief Financial Officer (NYSE: HRG)

Safe Harbor Disclaimer 3 Limitations on the Use of Information. This company overview has been prepared by HRG Group Inc. (the “Company” or “HRG”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements. This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, including those statements regarding the completion of the merger between FGL and Anbang, the Company’s use of proceeds from the FGL merger, the completion of the sale of Compass, the use of proceeds from the sale of Compass, any expected or anticipated benefits from the merger between FGL and Anbang and/or sale of Compass, expected dividends from our subsidiaries, our or our subsidiaries' capital needs and potential acquisitions, dispositions or other transactions by us or our subsidiaries, and expectations with respect to foreign exchange rates and commodity prices. Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, other actions, events, results, strategies and expectations and are identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions. Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG's management and the management of HRG's subsidiaries (including target businesses). Factors that could cause actual results, events and developments to differ include, without limitation: the ability of HRG subsidiaries to close previously announced transactions; the ability of HRG's subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; the decision of HRG subsidiaries' boards to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG's liquidity, which may be impacted by a variety of factors, including the capital needs of HRG's current and future subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG's and its subsidiaries' ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction's expected benefits, efficiencies/cost avoidance or savings, income and margins, growth, economies of scale, streamlined/combined operations, economic performance and conditions to, and the timetable for, completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management's plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption "Risk Factors" in HRG's most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law. Important Note Regarding the Presentation of our Insurance Segment:. Fidelity & Guaranty Life (“FGL”; NYSE: FGL) and Anbang Insurance Group Co., Ltd. and certain of its subsidiaries ("Anbang") entered into a definitive merger agreement pursuant to which Anbang, subject to satisfaction of applicable closing conditions, will acquire FGL for $26.80 per share in cash. The Company owns 47 million shares in FGL, representing an approximately 80.4% interest as of June 30, 2016. As a result of this agreement, the Company's investment in FGL has been classified as held for sale on the balance sheet and FGL's operations have been classified as discontinued operations. Results for all periods have been reclassified accordingly. FGL's results were previously reflected in the Insurance segment; however, all segment information has been adjusted to exclude FGL's results from this segment. Accordingly, the commentary for the Insurance segment in this release no longer reflects the performance of FGL in either the current or prior year quarters. Non-GAAP Measures. Management believes that certain non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Reconciliations of such measures to the most comparable U.S. GAAP measures are included herein. Our Consumer Products segment results contain financial information regarding organic net sales, which we define as net sales excluding the effect of changes in foreign currency exchange rates and acquisitions. We believe this non-GAAP measure provides useful information to investors because it reflects operating performance from our Consumer Products segment’s activities without the effects of changes in currency exchange rate and/or acquisitions. The Consumer Products segment uses organic net sales as one measure to monitor and evaluate their regional and segment performance. Organic growth is calculated by comparing organic net sales to reported net sales in the prior year. The effect of changes in currency exchange rates is determined by translating the period’s net sales using the currency exchange rates that were in effect during the prior period. Net sales are attributed to the geographic regions based on the country of destination. We exclude net sales from acquired businesses in the current year for which there are no comparable sales in the prior period. Adjusted EBITDA is a non-GAAP financial measure used in our Consumer Products (“Adjusted EBITDA - Consumer Products”) and Energy (“Adjusted EBITDA - Energy”) segments and one of the measures used for determining Spectrum Brands and Compass’ debt covenant compliance. “Insurance AOI” is a non-GAAP financial measure frequently used throughout the insurance industry and is an economic measure the Insurance segment uses to evaluate financial performance each period. FGL’s adjusted operating income (“AOI”) is calculated by adjusting net income to eliminate (i) the impact of net investment gains including other-than-temporary impairment ("OTTI") losses recognized in operations, but excluding gains and losses on derivatives hedging our indexed annuity policies, (ii) the effect of changes in the interest rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, and (iv) the effect of class action litigation reserves. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact (using an effective tax rate of 35%) related to these adjustments as appropriate. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) represent net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period and other non-recurring operating items, accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives, gain on sale of oil and gas properties, non-cash write-downs of assets, and stock-based compensation. Adjusted EBITDA is a metric used by management and frequently used by the financial community and provides insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. Computations of EBITDA and Adjusted EBITDA may differ from computations of similarly titled measures of other companies due to differences in the inclusion or exclusion of items in our computations as compared to those of others. Our Consumer Products segment results contain financial information regarding organic net sales, which we define as net sales excluding the effect of changes in foreign currency exchange rates and impact from acquisitions. We believe this non-GAAP measure provides useful information to investors because it reflects operating performance from our Consumer Products segment’s activities without the effect of changes in currency exchange rate and/or acquisitions. The Consumer Products segment uses organic net sales as one measure to monitor and evaluate their regional and segment performance. Organic growth is calculated by comparing organic net sales to net sales in the prior year. The effect of changes in currency exchange rates is determined by translating the period’s net sales using the currency exchange rates that were in effect during the prior comparative period. Net sales are attributed to the geographic regions based on the country of destination. We exclude net sales from acquired businesses in the current year for which there are no comparable sales in the prior period. We believe this measure assists in understanding the trends in our business. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace U.S. GAAP financial results and should be read in conjunction with those U.S. GAAP results. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions.

Quarterly Overview & Operating Highlights Omar Asali Private & Confidential

HRG State of the Business 5 Consumer Products Asset Management Energy Other Insurance & Reinsurance  Record third quarter results overall and for the Home and Garden and HHI segments  Strong organic topline growth continues  F/X headwinds moderating  Record fiscal year expected for revenue, Adjusted EBITDA, cash flow 1. Reflects the aggregate principal amount of debt outstanding at HRG as of June 30, 2016, excluding issuance discounts, and does not give effect to debt held by the subsidiaries. 2. As of June 30, 2016; includes $26.2 billion of assets held for sale related to Fidelity & Guaranty Life. 3. As of June 30, 2016, corporate cash, cash equivalents and investments held at HRG.  Debt1: $1.75BN  Consolidated Assets2: ~$35.8BN  Cash and Investments3: $210.3MM  Continuing to progress with closing FGL’s transaction with Anbang  We continue to work closely with Anbang and are engaged with the regulators  The parties are committed to obtaining the applicable regulatory approvals  In July, reached agreement to sell our interest in Compass  Transaction proceeds are greater than the outstanding credit facility balance, eliminating HRG’s guarantee  Sells all of our interests in oil & gas businesses  Wind down of Salus nearly complete: ABL receivable nearly 80% lower since start of fiscal year  Operations of Energy & Infrastructure Capital wound down during the quarter  As previously disclosed, following the close of the FGL transaction, we will inform the market about the use of proceeds  We remain committed to pursuing strategies that maximize shareholder value

Spectrum continues to deliver strong growth through product and geography expansion, and smart M&A 6 Consumer Products  Record third quarter financial performance at Spectrum —Broad-based growth, reflecting contributions from nearly all businesses  9.1% reported revenue growth, despite ongoing F/X headwinds —3.7% currency-consistent organic revenue growth —Record results in Home and Garden and Hardware and Home Improvement  18.2% increase in Adjusted EBITDA to $279.2 million —20.5% Adjusted EBITDA margin, up 160 basis points from 3Q15 —39.0% gross profit margins, up 230 basis points from 3Q15  Continue to expect 7th consecutive year of record financial performance in 2016 —Sales expected to increase in high-single digit range (including acquisitions, partially offset by negative F/X) —Reduction of ½ turn in leverage as compared to the start of the fiscal year —Growth in free cash flow in Fiscal 2016 to between $505-$515 million  We believe Spectrum remains significantly undervalued relative to its Consumer Products peer group

7 Insurance Segment Our reported Insurance segment only reflects the results of Front Street, our reinsurance business Our discontinued operation, Fidelity & Guaranty Life, reported very solid 3rd quarter results  Insurance segment: —At Front Street, net book value increased to more than $97 million  FGL business: —Management team continues to maintain its focus on executing the business strategy —Adjusted operating income at FGL nearly doubled as compared to 3Q15 —Average assets under management at FGL increased more than 5% to $18.9 billion —FGL’s investment portfolio continues to perform very well, with across-the-board increases: —Average earned yield increased 28 basis points from 3Q15 to 5.01% —Net investment income of $236 million, up 11% from 3Q15 —Net investment spreads across all product lines increased 47 basis points from 3Q15 —Average NAIC rating remains approximately 1.5 —FGL’s GAAP book value, excluding AOCI, increased nearly 7% to $1.48 billion from 3Q15

Our Energy Segment is comprised of long- lived, lower-decline rate and lower geologic risk conventional oil and gas assets 8 Energy Segment  Quarterly results reflect both ongoing commodity price declines as well as the impact of previously-announced asset sales: —Revenue declined 60% from 3Q15 to $9.7 million —Compass has remained profitable on an Adjusted EBITDA basis in both the quarter and year-to-date  Agreement reached after the close of the quarter to sell our equity interest in Compass for an amount greater than its book value —This transaction is expected to close in the current quarter

Our focus in Asset Management is mitigating risk to protect book value 9 Asset Management  Unwind of asset-based loan portfolio continues —No new loan originations in more than a year —Outstanding receivable down nearly 80% since the start of this Fiscal year —Amounts outstanding declining due primarily to capital recovery; no major loans remain on the books  Received substantial payment on RadioShack loan this quarter of $65.1 million, with an additional $7.5 million expected —Better-than-expected recovery —Reverses a portion of previously recognized impairment  Significant reductions to segment G&A continue  Completed wind-down of Energy & Infrastructure operations during the quarter

Private & Confidential 3Q 2016 Sum of the Parts Valuation (Dilutive) without AOCI 10 As of the close of the third quarter, the estimated net value of our assets and liabilities was $17.09 per share of diluted common stock, an increase of 7.0% from our March 31st value, and an increase of 21.5% from the start of Fiscal 2016. SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($) $16.21 $5.83 -$0.67 $3.91 -$0.28 $1.04 -$8.95 $17.09 $13.73 Difference of $3.36 or a 19.7% Discount Spectrum Brands1 Insurance Segment2 Total Estimated Value8 June 30th Common Stock Price9 HGI Funding LLC4 HGI Asset Mgmt Holdings LLC5 Cash6 Debt & Other Liabilities7 HGI Energy Holdings LLC3 1. The valuation of HRG’s interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price (“VWAP”) of SPB shares for the 20 day trading period of $117.22 through June 30, 2016 multiplied by the 27,756,905 SPB shares owned by HRG. 2. The valuation of HRG’s interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $22.85 through June 30, 2016 multiplied by the 47,000,000 shares owned by HRG (or $5.35 per share); and (ii) Front Street Re (Holdings) Ltd., representing a net book value of $97.1 million, or $0.48 per share. 3. The valuation of HGI Energy Holdings LLC reflects its net book of value as of June 30, 2016. 4. The valuation of HGI Funding LLC reflects its net book value as of June 30, 2016 (which includes 6,582,847 SPB shares and the market value of other securities owned by HGI Funding). 5. The valuation of HGI Asset Management Holdings LLC, reflects its net book of value as of June 30, 2016. 6. Total cash consists of cash at HRG as of June 30, 2016. 7. Debt and other liabilities includes the face value of all liabilities at HRG as of June 30, 2016, excluding deferred tax liabilities. 8. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 200,690,568 shares of HRG common stock (NYSE: HRG) outstanding as of June 30, 2016, which amount does gives effect to dilution for the vesting of all outstanding restricted shares (2,066,973). 9. The closing price for HRG’s shares of common stock June 30, 2016. Note: Book value as reflected above is not necessarily indicative of market value

Questions and Answers Private & Confidential

August 9th, 2016 3rd Quarter Conference Call Private & Confidential

Appendix Private & Confidential

Private & Confidential Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP Net Income (Unaudited) 14 RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) ($ in Millions) 2016 2015 2016 2015 Reported net income - Consumer Products segment 102.2$ 44.9$ 268.6$ 122.8$ Add back: Interest expense 59.9 112.9 175.8 206.5 Income tax expense 42.5 (23.8) 46.9 4.8 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 21.8 21.6 66.2 58.7 Amortization of intangibles 23.5 22.3 70.5 64.0 EBITDA - Consumer Products segment 249.9 177.9 628.0 456.8 Stock-based compensation 15.8 16.9 47.4 36.3 Restructuring and related charges 5.4 10.5 8.2 22.3 Acquisition and integration related charges 8.0 24.2 31.2 44.2 Purchase accounting inventory adjustment - 4.7 - 7.7 Other 0.1 2.1 1.1 3.9 Adjusted EBITDA - Consumer Products segment 279.2$ 236.3$ 715.9$ 571.2$ Fiscal Quarter (a) Fiscal Nine Months (b) a. For the three months ended June 30, 2016 and June 30, 2015, respectively. b. For the nine months ended June 30, 2016 and June 30, 2015, respectively..

Private & Confidential Reconciliation of Reported Net Sales of Consumer Products Segment to Organic Net Sales (Unaudited) 15 RECONCILIATION OF REPORTED NET SALES OF CONSUMER PRODUCTS SEGMENT TO ORGANIC NET SALES (UNAUDITED) ($ in Millions) Net Sales Effects of Change in Currency Net Sales, Excl. Effect of Changes in Currency Effect of Acquisitions Organic Net Sales Fiscal Quarter 2015 Net Sales (b) Variance in Net Sales ($) Variance in Net Sales (%) Consumer batteries 187.2$ 3.9$ 191.1$ -$ 191.1$ 178.3$ 12.8$ 7.2% Small appliances 151.1 5.8 156.9 - 156.9 161.3 (4.4) -2.7% Personal care 115.8 3.1 118.9 - 118.9 119.4 (0.5) -0.4% Global batteries & appliances 454.1 12.8 466.9 - 466.9 459.0 7.9 1.7% Hardware & home improvement 328.5 3.3 331.8 - 331.8 313.5 18.3 5.8% Global pet supplies 207.1 (0.7) 206.4 - 206.4 208.3 (1.9) -0.9% Home and garden 212.0 - 212.0 - 212.0 202.3 9.7 4.8% Global auto care 159.8 0.4 160.2 (84.1) 76.1 64.4 11.7 18.2% Total 1,361.5$ 15.8$ 1,377.3$ (84.1)$ 1,293.2$ 1,247.5$ 45.7$ 3.7% Fiscal Quarter 2016 (a) a. For the three months ended June 30, 2016. b. For the three months ended June 30, 2015..

Private & Confidential Reconciliation of Adjusted EBITDA of Energy Segment to U.S. GAAP Net Loss (Unaudited) 16 RECONCILIATION OF ADJUSTED EBITDA OF ENERGY SEGMENT TO U.S. GAAP NET LOSS (UNAUDITED) ($ in Millions) 2016 2015 2016 2015 Reported net income (loss) - Energy segment (28.2)$ (121.9)$ (19.7)$ (321.9)$ Interest expense 3.9 5.2 12.1 14.1 Depreciation, amortization and depletion 3.1 9.7 13.2 35.7 EBITDA - Energy segment (21.2) (107.0) 5.6 (272.1) Accretion of discount on asset retirement obligations 0.4 0.8 1.4 2.1 Impairments and bad debt expense 17.6 102.8 93.2 439.4 Gain on sale of oil and gas properties - - (105.6) - Gain on remeasurement of investment to fair value - - - (141.2) Non-recurring other operating items 1.2 0.3 2.7 2.6 Gain on derivative financial instruments 2.2 2.7 (0.3) (21.3) Cash settlements on derivative financial instruments 0.5 6.2 9.5 14.1 Stock-based compensation expense - - - 0.6 Adjusted EBITDA - Energy segment 0.7$ 5.8$ 6.5$ 24.2$ Fiscal Quarter (a) Fiscal Nine Months (b) a. For the three months ended June 30, 2016 and June 30, 2015, respectively. b. For the nine months ended June 30, 2016 and June 30, 2015, respectively.

Private & Confidential Reconciliation of Adjusted Operating Income of Fidelity & Guaranty Life to U.S. GAAP Net (Loss) Income (Unaudited) 17 RECONCILIATION OF ADJUSTED OPERATING INCOME OF FIDELITY & GUARANTY LIFE TO U.S. GAAP NET (LOSS) INCOME (UNAUDITED) ($ in Millions) 2016 2015 Reported net income - Fidelity & Guaranty Life 10$ 86$ Effect of investment (gains) losses, net of offsets 5 (35) Effect of change in FIA embedded derivative discount rate, net of offsets 28 (33) Effect of change in fair value of reinsurance related embedded derivative, net of offsets 26 (25) Tax impact of adjusting items (21) 32 Adjusted operating Income - Fidelity & Guaranty Life 48$ 25$ Fiscal Quarter (a) a. For the three months ended June 30, 2016.